UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

WINTRUST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

727 North Bank Lane Lake Forest, Illinois		60045
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 615-4096

Not Applicable

(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Wintrust Financial Corporation (the “Company”) held its 2012 Annual Meeting of Shareholders on May 24, 2012. At the meeting, the Company’s shareholders approved a proposal to amend the Company’s Employee Stock Purchase Plan (the “Plan”) to increase the number of shares that may be offered under the Plan by 300,000. A more detailed description of the amended Plan is set forth in the Company’s Definitive Proxy Statement filed April 24, 2012 under the Securities Exchange Act of 1934 (the “Proxy Statement”) in the section entitled “Proposal No. 2 –Approval of the Amended and Restated Employee Stock Purchase Plan” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the text of the amended Plan, which is attached to the Proxy Statement as Annex A and incorporated herein by reference as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s 2012 Annual Meeting of Shareholders, the Company’s shareholders (i) elected all thirteen of the Company’s director nominees, (ii) approved the proposed amendments to the Plan, (iii) approved an advisory (non-binding) proposal approving the Company’s 2011 executive compensation as described in the Company’s proxy statement, (iv) approved a proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 60,000,000 to 100,000,000 and (v) ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year 2012. The results of the vote at the meeting were as follows:

Proposal No. 1 — Election of Directors

Name	Votes For	Abstentions	Broker Non-Votes
Peter D. Crist	31,249,177	363,651	2,242,596
Bruce K. Crowther	31,069,852	542,976	2,242,596
Joseph F. Damico	31,285,111	327,717	2,242,596
Bert A Getz, Jr.	31,271,216	341,612	2,242,596
H. Patrick Hackett, Jr.	31,467,663	145,165	2,242,596
Scott K. Heitmann	31,469,789	143,039	2,242,596
Charles H. James III	31,298,955	313,873	2,242,596
Albin F. Moschner	31,149,108	463,720	2,242,596
Thomas J. Neis	31,240,695	372,133	2,242,596
Christopher J. Perry	31,284,246	328,582	2,242,596
Ingrid S. Stafford	31,084,947	527,881	2,242,596
Sheila G. Talton	31,299,082	313,746	2,242,596
Edward J. Wehmer	31,272,843	339,985	2,242,596

Proposal No. 2 — Amend the Company’s Stock Purchase Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,137,576	398,767	76,486	2,242,595

Proposal No. 3 — Advisory Vote on 2011 Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,918,847	658,667	35,314	2,242,596

Proposal No. 4 — Amend the Company’s Amended and Restated Articles of Incorporation

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,612,483	3,170,713	50,760	21,468

Proposal No. 5 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,480,056	306,967	68,400	1

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit

10.1	Wintrust Financial Corporation Employee Stock Purchase Plan, as amended (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 24, 2012).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)

By:	/s/ Lisa J. Pattis
Lisa J. Pattis
Executive Vice President and General Counsel

Date: May 25, 2012

INDEX TO EXHIBITS

Exhibit

10.1	Wintrust Financial Corporation Employee Stock Purchase Plan, as amended (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 24, 2012).

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